UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2014

IMPRIMIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12626 High Bluff Drive, Suite 150
San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4040

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 3, 2014, Imprimis Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the closing on April 1, 2014 of the Company’s acquisition of all of the outstanding membership interests of Pharmacy Creations, LLC from J. Scott Karolchyk and Bernard Covalesky (the “Sellers”), pursuant to the Membership Interest Purchase Agreement, dated February 10, 2014, by and among the Company and the Sellers (the “Purchase Agreement”). This Amendment No. 1 on Form 8-K/A amends and supplements the Initial Form 8-K and is being filed to provide the historical financial information and the pro forma financial information required pursuant to Items 9.01 on Form 8-K, respectively. In accordance with the requirements of Items 9.01 of Form 8-K, this Amendment No. 1 on Form 8-K/A is being filed within 71 calendar days of the date that the Initial Form 8-K was required to be filed.

Item 9.01.   Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

The following audited financial statements of Pharmacy Creations, LLC are attached hereto as Exhibit 99.1 and incorporated herein by reference:

●	Independent Auditors’ Report

●	Balance Sheets as of December 31, 2013 and 2012

●	Statements of Income for the years ended December 31, 2013 and 2012

●	Statements of Members’ Equity for the years ended December 31, 2013 and 2012

●	Statements of Cash Flows for the years ended December 31, 2013 and 2012

●	Notes to the Financial Statements

The following unaudited financial statements of Pharmacy Creations, LLC are attached hereto as Exhibit 99.2 and incorporated herein by reference:

●	Balance Sheets as of March 31, 2014 and December 31, 2013

●	Statements of Income for the three months ended March 31, 2014 and 2013

●	Statements of Cash Flows for three months ended March 31, 2014 and 2013

●	Notes to the unaudited Financial Statements

(b)   Pro Forma Financial Information.

The following unaudited pro forma financial information is attached hereto as Exhibit 99.3 and incorporated herein by reference:

●	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2014

●	Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2014, and for the year ended December 31, 2013

●	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(d)   Exhibits.

EXHIBIT NUMBER	DESCRIPTION

2.1*	Membership Interest Purchase Agreement, dated February 10, 2014, among John Scott Karolchyk and Bernard Covalesky (as Sellers) and Imprimis Pharmaceuticals, Inc.*
(Incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K filed on February 11, 2014.)
23.1	Consent of KMJ Corbin & Company LLP
99.1	Audited Financial Statements listed in Item 9.01(a)
99.2	Unaudited Interim Financial Statements listed in Item 9.01(a)
99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPRIMIS PHARMACEUTICALS, INC.

Dated: June 13, 2014	By:	/s/ Andrew R. Boll
	Name:	Andrew R. Boll
	Title:	Vice-President, Accounting and Public Reporting

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

2.1*	Membership Interest Purchase Agreement, dated February 10, 2014, among John Scott Karolchyk and Bernard Covalesky (as Sellers) and Imprimis Pharmaceuticals, Inc.*
(Incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K filed on February 11, 2014.)
23.1	Consent of KMJ Corbin & Company LLP
99.1	Audited Financial Statements listed in Item 9.01(a)
99.2	Unaudited Interim Financial Statements listed in Item 9.01(a)
99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.